CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of 2-Track Global, Inc., a Nevada corporation (the “Company”), do hereby certify with respect to the Quarterly Report of 2-Track on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1)      the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of 2-Track.

2-TRACK GLOBAL, INC.

Dated: August 29, 2012	/s/ Woosun Jung
Woosun Jung, Chief Executive Officer

Dated: August 29, 2012	/s/ Woosun Jung
Woosun Jung, Chief Financial Officer

Exhibit 32.1